UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

 Securities Exchange Act of 1934

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Raptor Pharmaceuticals Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RAPTOR PHARMACEUTICALS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 7, 2007

TO THE STOCKHOLDERS OF RAPTOR PHARMACEUTICALS CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Raptor Pharmaceuticals Corp. a Delaware corporation (the “2007 Annual Meeting”), will be held on Wednesday, February 7, 2007, at 10:00 a.m. Pacific Standard Time at our facilities at 9 Commercial Blvd., Suite 200, Novato, CA 94949, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.                To elect three directors to serve on our Board of Directors until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.                To ratify the appointment of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2007; and

3.                To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing matters are described in more detail in the enclosed proxy statement. Our Board of Directors has fixed the close of business on January 1, 2007, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2007 Annual Meeting and any postponement or adjournment thereof. Only our stockholders of record as of the close of business on that date will be entitled to vote at the 2007 Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the 2007 Annual Meeting will be available for inspection on the day of the meeting at our executive offices.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the 2007 Annual Meeting. If you attend the 2007 Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the 2007 Annual Meeting will be counted.

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,
/s/ Christopher M. Starr
Christopher M. Starr, Ph.D.
Chief Executive Officer, President
and Director
Novato, California
December 22, 2006

RAPTOR PHARMACEUTICALS CORP.

9 Commercial Blvd., Suite 200

Novato, CA 94949

(415) 382-8111

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 7, 2007

The enclosed proxy is solicited on behalf of the Board of Directors of Raptor Pharmaceuticals Corp., a Delaware corporation (the “Company”), for use at the 2007 Annual Meeting of Stockholders of the Company (the “2007 Annual Meeting”) to be held on Wednesday, February 7, 2007, at 10:00 a.m. Pacific Standard Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The 2007 Annual Meeting will be held at our principal executive offices at 9 Commercial Blvd., Suite 200, Novato, CA 94949.

Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the 2007 Annual Meeting and was prepared by management for our Board of Directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about January 15, 2007.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

Attendance at the 2007 Annual Meeting is limited to our stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on January 1, 2007. As of December 21, 2006, 29,633,333 shares of our common stock, par value $0.001 per share, were issued and outstanding. No shares of our preferred stock, par value $0.001 per share, were outstanding.

Each holder of common stock will be entitled to one vote per share held as of the record date at the 2007 Annual Meeting. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the 2007 Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If the proxy card is properly signed and returned, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote FOR each of the director nominees and FOR each of the other proposals to be considered at the meeting.

Stockholders whose shares are registered in the name of a bank or brokerage firm may be eligible to vote electronically through the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in ADP’s program.

Signing and returning the proxy card does not affect the right to vote in person at the 2007 Annual Meeting.

What if other matters come up at the 2007 Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the 2007 Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by filing with Kim R. Tsuchimoto, our Chief Financial Officer and Secretary, at our principal executive offices at 9 Commercial Blvd., Suite 200, Novato, California 94949, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the 2007 Annual Meeting and voting in person.

Can I vote in person at the 2007 Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card, you can attend the 2007 Annual Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

All votes will be tabulated by the inspector of elections appointed for the 2007 Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Abstentions are counted as present for purposes of determining whether or not there is a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, the nominee can vote them as it sees fit on “routine” matters. Both proposals are considered to be routine.

We will have a quorum and be able to hold the 2007 Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. If a quorum is not present or represented, then either the chairman of the 2007 Annual Meeting or the stockholders entitled to vote at the 2007 Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time until a quorum is present. At any adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

In the election of directors, the three nominees receiving the highest number of affirmative votes shall be elected. You may not cumulate votes in the election of directors. The affirmative vote of the holders of common stock representing a majority of the voting power present or represented by proxy and voting at the 2007 Annual Meeting is required for the ratification of the auditors and for any other matter to be voted on at the Annual Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail. Fees for such services are estimated to be approximately $5,000 plus reasonable out-of-pocket expenses.

STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented at our 2008 Annual Meeting and included in our proxy materials relating to the 2008 Annual Meeting must be received by Kim R. Tsuchimoto, Chief Financial Officer and Secretary, Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, California 94949 no later than September 17, 2007, which is 120 calendar days prior to the anniversary of the mailing date for this year’s proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2008 Annual Meeting.

If a stockholder wishes to present a proposal at our 2008 Annual Meeting and the proposal is not intended to be included in our proxy statement relating to the 2008 Annual Meeting, the stockholder must give advance notice to us prior to the deadline for the annual meeting. In order to be deemed properly presented, the notice of a proposal must be delivered to our Secretary no later than December 24, 2007, which is 45 calendar days prior to the anniversary of the date of the 2007 Annual Meeting. However, in the event that the 2008 Annual Meeting is called for a date which is not within thirty days of the anniversary of the date of the 2007 Annual Meeting, stockholder proposals intended for presentation at the 2008 Annual Meeting must be received by our Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2008 Annual Meeting is first made. If a stockholder gives notice of such proposal after December 24, 2007, then the proxy solicited by the Board of Directors for the 2008 Annual Meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such stockholder proposal.

MATTERS TO BE CONSIDERED AT THE 2007 ANNUAL MEETING

OVERVIEW OF PROPOSALS

This proxy statement contains two proposals requiring stockholder action. Proposal No. 1 requests the election of three directors to our Board of Directors. And Proposal No. 2 requests ratification of our independent registered public accounting firm. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Board of Directors has nominated each of the persons listed below for election as a director to serve for a one-year term and until his successor is duly elected and qualified. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, FOR the election of the Board of Directors’ three nominees below. Proxies cannot be voted for more than the three named nominees.

Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the 2007 Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below.

The names of the nominees, and certain information about them, are set forth below.

Name	Age	Director Since	Position

Christopher M. Starr, Ph.D.	54	May 25, 2006	Chief Executive Officer, President and Director
Raymond W. Anderson (1)	64	May 25, 2006	Director
Erich Sager (1)	49	May 25, 2006	Director

(1)	Member of the Audit Committee and Compensation Committee.

Christopher M. Starr, Ph.D., Chief Executive Officer, President and Director. Dr. Starr is our co-founder, and has served as Chief Executive Officer, President and director since the Company’s inception in 2006. Dr. Starr has served as Chief Executive Officer of our wholly owned subsidiary, Raptor Pharmaceutical Inc., since its inception in September 2005. Dr. Starr co-founded BioMarin Pharmaceutical Inc. (NASDAQ / Swiss Exchange: BMRN) (“BioMarin”) in 1997 where he last served as Senior Vice President and Chief Scientific Officer prior to joining the Company in 2006. As Senior Vice President at BioMarin, Dr. Starr was responsible for managing a Scientific Operations team of 181 research, process development, manufacturing and quality personnel through the successful development of commercial manufacturing processes for its enzyme replacement products, and supervised the cGMP design, construction and licensing of BioMarin’s proprietary biological manufacturing facility.

From 1991 to 1998, Dr. Starr supervised research and commercial programs at BioMarin’s predecessor company, Glyko, Inc., where he served as Vice President of Research and Development. Prior to his tenure at Glyko, Inc., Dr. Starr was a National Research Council Associate at the National Institute of Health. Dr. Starr earned a B.S. from Syracuse University and a Ph.D. in Biochemistry and Molecular Biology from the State University of New York Health Science Center, in Syracuse, New York.

Raymond W. Anderson, Director. Mr. Anderson has served as our director since May 25, 2006 and is the Chief Financial Officer and Vice President, Finance & Administration of Dow Pharmaceutical Sciences, Inc. Mr. Anderson has more than 30 years of healthcare industry experience, primarily focused in financial management within the biopharmaceutical sector. Prior to joining Dow in 2003, he was Chief Financial Officer for Transurgical, Inc., a private medical technology company. Prior to that, Mr. Anderson served as Chief Operating Officer and Chief Financial Officer at BioMarin from June 1998 to January 2002. Prior to June 1998, Mr. Anderson held similar executive-level positions with other biopharmaceutical companies including Syntex, Chiron, Glycomed and Fusion Medical Technologies.

Mr. Anderson holds an M.B.A. from Harvard University, an M.S. in Administration from George Washington University, and a B.S. in Engineering from the United States Military Academy.

Erich Sager, Director. Mr. Sager has served as our director since May 25, 2006 and has acted as Chairman of Calltrade Carrier Services AG, a European wholesale phone operator since 2004. From September 1996 until August 2004, Mr. Sager served as the Chairman of LaMont Asset Management SA, a private investment management firm. From April 1994 to August 1996, Mr. Sager served as Senior Vice President, head of Private Banking for Dresdner Bank (Switzerland) Ltd. From September 1991 to March 1994, Mr. Sager served as Vice President, Private Banking-Head German Desk for Deutsche Bank (Switzerland) Ltd. From 1981 to 1989, Mr. Sager held various positions at a number of banks in Switzerland. Mr. Sager served on the BioMarin board of directors from November 1997 to March 2006 and currently serves as a director of Calltrade Carrier Services AG, Zecotek Medical Systems Inc. and Scandinavian Minerals Ltd. Mr. Sager received a business degree from the School of Economics and Business Administration in Zurich, Switzerland.

Board of Directors

Our Board of Directors is currently composed of three members. Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. At each annual meeting of stockholders, the directors’ successors will be elected to serve until the next annual meeting of stockholders. In addition, our bylaws provide that the authorized number of directors will be at least one, with the exact number to be determined by a majority of our Board of Directors or stockholders. Mr. Anderson and Mr. Sager are non-employee directors and are considered to be independent.

Our Board of Directors held no meetings during the period from May 25, 2006 to August 31, 2006; however, our Board of Directors took action by unanimous written consent seven times during that period.

Stockholders may communicate with members of our Board of Directors by mail addressed to the full Board of Directors, a specific member of the Board of Directors or to a particular committee of the Board of Directors at Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949.

We do not have a policy regarding director attendance at our annual meetings; however, we anticipate that we will have at least two Board members in attendance at our 2007 Annual Meeting.

Board Committees

Our Board of Directors has two standing committees:  the Audit Committee and the Compensation Committee. Due to the limited size of our Board, the full Board takes actions that would normally be required of a Nominating and Corporate Governance Committee and a Stock Option Committee. Charters for our Audit and Compensation Committees and for a Nominating and Corporate Governance Committee are available on our website at www.raptorpharma.com.

Audit Committee—Our Board of Directors established an Audit Committee in May 2006. The Audit Committee is responsible for reviewing financial information which will be provided to stockholders and others, the systems of internal controls which management and our Board of Directors have established, the performance and selection of our independent registered public accountants, and our audit and financial reporting processes. The Audit Committee operates under a written Audit Committee charter adopted by our Board of Directors. The Audit Committee has reviewed and reassessed the adequacy of the formal written charter. Our Audit Committee met in November 2006 in connection with the audit of our financial statements for the period September 8, 2005 (inception) to August 31, 2006, but did not meet during the period from March 25, 2006 to August 31, 2006. The Audit Committee currently consists of Mr. Anderson, who chairs the Committee and Mr. Sager.

Our Board of Directors has determined that both members of the Audit Committee are “independent” as that term is defined by NASDAQ. Our Board of Directors has also determined that both members of our Audit Committee are qualified as “audit committee financial experts” as defined by the Securities and Exchange Commission (the “SEC”) regulations.

Compensation Committee—Our Board of Directors established a compensation committee in May 2006. The compensation committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees. Our Compensation Committee which currently consists of Mr. Sager, who chairs the Committee, and Mr. Anderson, did not meet during the period from May 25, 2006 to August 31, 2006.

Stock Option Committee—Our full Board of Directors acts as our Stock Option Committee which is responsible for the administration of our 2006 Equity Incentive Plan, including the approval of grants under such plan to our employees, consultants and directors. The full Board of Directors took action by unanimous written consent to approve stock option grants to employees, directors and consultants three times during the period from May 25, 2006 to August 31, 2006.

Nominating and Corporate Governance Committee—Our full Board of Directors acts as our Nominating and Corporate Governance Committee. The Committee is responsible for identifying and recommending persons to serve as members of the Board of Directors and to monitor the effectiveness of Board committees and oversee corporate governance implementation, including the appointment of a Chief Compliance Officer. This Committee considers nominees proposed by stockholders. To recommend a prospective nominee for the Committee’s consideration, stockholders should submit the candidate’s name and qualifications to our Secretary in writing to the following address:  Raptor Pharmaceuticals Corp., Attn: Kim R. Tsuchimoto, 9 Commercial Blvd., Suite 200, Novato, CA 94949. When considering a potential candidate for membership on the Board of Directors, the Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Committee evaluates a candidate that is recommended for nomination for membership on the Board of Directors by a stockholder. The Committee has not received any recommended nominations from any of our stockholders in connection with the 2007 Annual Meeting. The Committee was not required to, and did not hold any meetings during the period from May 25, 2006 to August 31, 2006.

Our Board of Directors may establish other committees to facilitate the management of our business.

Compensation of Directors

We pay our outside Board members an annual retainer, paid quarterly in arrears, commencing on May 25, 2006 (date appointed to our Board) and we reimburse them for expenses incurred in connection with attending board and investor meetings. The table below reflects the retainer fees and travel reimbursements paid and stock options granted to our outside Board members through August 31, 2006, along with annualized director compensation.

Outside Director	Retainer and Travel Reimbursement Paid From May 25, 2006 to August 31, 2006	Stock Options Granted on May 26, 2006 (1)	Annual Retainer Paid Quarterly in Arrears	Annual Maximum Travel and Out-of-Pocket Reimbursement
Erich Sager, Chairman of the Board	$10,000 Retainer $ 3,895 Travel reimbursement	1,000,000	$40,000	$18,000
Raymond W. Anderson	$5,000 Retainer	500,000	$20,000	$6,000

(1)	Stock options vest 6/36ths on the six month anniversary of grant date and 1/36th per month thereafter, are exercisable at $0.60 per share and expire on May 25, 2016.

Employee directors do not receive any additional compensation for serving as members of our Board of Directors or any committee of our Board of Directors. Employee directors are eligible to participate in our compensation and benefit plans that are generally available to our other employees, including the receipt of stock options under our 2006 Equity Incentive Plan.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to our directors, senior officers and employees. Our Code of Ethics and Business Conduct can be downloaded from the Investor Relations – Corporate Governance section of our website at www.raptorpharma.com or obtained free of charge by sending a request to our Secretary at the following address:  Raptor Pharmaceuticals Corp., Attn: Kim Tsuchimoto, 9 Commercial Blvd., Suite 200, Novato, California 94949.

Vote Required

The three nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and entitled to be voted for them shall be elected as directors. Shares withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect under Delaware law.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the election of the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

During the period September 8, 2005 (inception) to August 31, 2006, Burr, Pilger & Mayer LLP provided various audit and audit related services to us as follows:

a.      Audit Fees: Aggregate fees billed for professional services rendered for the audit of our financial statements included in our Registration Statement on Form SB-2 for the period from September 8, 2005 (inception) to February 28, 2006, the audit of our financial statements on Form 10-KSB for the period from September 8, 2005 (inception) to August 31, 2006 and for the review of our financial statements included in our quarterly report on Form 10-QSB for the period from March 1, 2006 to May 31, 2006 and the cumulative period from September 8, 2005 (inception) to May 31, 2006 were $78,093. These fees included audit committee meeting preparation and attendance.

b.     Audit-Related Fees: There were no fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees” above for the period from September 8, 2005 (inception) to August 31, 2006.

c.      Tax Fees:  There were no tax fees billed during the period from September 8, 2005 (inception) to August 31, 2006.

d.     All Other Fees:  There were no other fees billed during the period from September 8, 2005 (inception) to August 31, 2006.

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Our audit committee pre-approved all such audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

Burr, Pilger & Mayer LLP has been selected by our Board of Directors as our independent registered public accounting firm for the fiscal year ending August 31, 2007. If ratification of this selection of our independent registered public accounting firm is not approved by a majority of the shares of common stock voted, our Board of Directors may review its future selection of independent registered public accounting firms. Even if the selection is ratified, our Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Board of Directors believes that such a change would be in the best interests of us and our stockholders.

Representatives of Burr, Pilger & Mayer LLP are expected to be present at the 2007 Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Burr, Pilger & Mayer LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2007.

Vote Required

The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding common stock, present or represented by proxy and voting at the 2007 Annual Meeting, is required to ratify the appointment of Burr, Pilger & Mayer LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2007.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR ratification of the appointment of Burr, Pilger & Mayer LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2007.

OTHER MATTERS

Our Board of Directors knows of no other business that will be presented at the 2007 Annual Meeting. If any other business is properly brought before the 2007 Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board of Directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 15, 2006 as to: (i) each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of our common stock; (ii) each of the Directors; (iii) each of our Named Executive Officers; and (iv) all of our Directors and current executive officers as a group.

Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of our common stock, except as otherwise indicated. Unless otherwise noted, the address for each beneficial stockholder is 9 Commercial Blvd., Suite 200, Novato, CA 94949.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Number of Shares Subject to Options (1)	Percentage of Class (2)
Christopher M. Starr, Ph.D. Chief Executive Officer, President and Director	3,055,556	55,556	10.3%
Todd C. Zankel, Ph.D. Chief Scientific Officer	3,055,556	55,556	10.3%
Erich Sager Director	1,232,227	222,227	4.1%
Kim R. Tsuchimoto, C.P.A. Chief Financial Officer, Treasurer and Secretary	55,556	55,556	*
Raymond W. Anderson Director	111,113	111,113	*
Total (directors and officers as a group)	7,510,008	500,008	24.9%

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible preferred stock currently exercisable or convertible, or exercisable or convertible within sixty (60) days of December 15, 2006, are counted as outstanding for computing the percentage of the person holding such options or warrants but are not counted as outstanding for computing the percentage of any other person.

(2)	Based on 29,633,333 shares outstanding as of December 15, 2006.

EXECUTIVE OFFICERS

Executive Officers, Directors and Other Key Employees

The following table sets forth certain information regarding our executive officers, directors and other key employees as of August 31, 2006:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Christopher M. Starr, Ph.D.	Chief Executive Officer, President and Director	54	May 25, 2006
Raymond W. Anderson (1)	Director	64	May 25, 2006
Erich Sager (1)	Director	48	May 25, 2006
Todd C. Zankel, Ph.D.	Chief Scientific Officer	43	May 25, 2006
Kim R. Tsuchimoto, C.P.A.	Chief Financial Officer, Treasurer and Secretary	43	May 25, 2006

(1)	Member of Audit and Compensation Committee.

Christopher M. Starr, Ph.D, Chief Executive Officer, President and Director. . See “Proposal No. 1:  Election of Directors” for Dr. Starr’s biography.

Raymond W. Anderson, Director.	See “Proposal No. 1: Election of Directors” for Mr. Anderson’s biography.

Erich Sager, Director.	See “Proposal No. 1: Election of Directors” for Mr. Sager’s biography.

Todd C. Zankel Ph.D. Dr. Zankel is a co-founder and has been Chief Scientific Officer of our wholly owned subsidiary, Raptor Pharmaceutical Inc., since its inception in 2006. Dr. Zankel has served as our Chief Scientific Officer since May 25, 2006. From 1997 to 2005, Dr. Zankel served as a Senior Director of Research at BioMarin. Prior to 1997, Dr. Zankel was a fellow for the National Institutes of Health at the Plant Gene Expression Center in Berkeley, California and at the Swiss Institute of Technology in Zurich, Switzerland. Dr. Zankel has been the author of a number of peer-reviewed articles in a variety of scientific areas. Dr. Zankel earned a B.A. from Reed College in Portland, Oregon and a Ph.D. from Columbia University.

Kim R. Tsuchimoto, C.P.A. Ms. Tsuchimoto has served as the Chief Financial Officer, Treasurer and Secretary of our wholly owned subsidiary, Raptor Pharmaceutical Inc., since its inception in 2006 and currently serves as our Chief Financial Officer, Secretary and Treasurer since May 25, 2006. Prior to this, Ms. Tsuchimoto served as Interim Controller at International Microcomputer Software, Inc., now known as Broadcaster Inc. (OTCBB: BCSR), a software and Internet content company, from October 2005 to March 2006. From June 2005 to August 2005, Ms. Tsuchimoto served as Assistant Vice President, Controller at SpatiaLight Inc. (NASDAQ: HDTV), a high technology company. From February 1997 to June 2005, Ms. Tsuchimoto served at BioMarin and its predecessor company, Glyko, Inc., most recently as Vice President, Treasurer for two years, Vice President, Controller for two years and prior to that, as Controller. Prior to her employment at BioMarin, Ms. Tsuchimoto served as Controller of a marketing consulting firm and an international venture capital firm and worked as a staff accountant in a local public accounting firm. Ms. Tsuchimoto is an inactive licensed California Certified Public Accountant and holds a B.S. in Business Administration with an emphasis in Accounting from San Francisco State University.

Relationships Among Executive Officers and Directors

Our executive officers are elected by our Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our Directors and officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and reports of changes in the ownership with the SEC. Executive officers, Directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on a review of the copies of such reports furnished to us or written representation that no other reports were required, during the period from May 25, 2006 to August 31, 2006, all officers, Directors, and greater than 10% stockholders complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information concerning the compensation earned, for services rendered in all capacities to us and our subsidiaries for the period September 8, 2005 (inception) to August 31, 2006, by our Chief Executive Officer, our Chief Financial Officer and our Chief Scientific Officer as each of our most highly compensated executive officers whose aggregate salary and bonus for the period would have been in excess of $100,000 had they been employed by us the full year. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned during the period September 8, 2005 (inception) to August 31, 2006 has been excluded by reason of his or her termination of employment or change in executive status during that period.

SUMMARY COMPENSATION TABLE

				Long-Term Compensation Awards Securities Underlying Options (#)	All Other Compensation ($)(2)

		Annual Compensation
		Salary (1) ($)	Bonus ($)
Name and Principal Position	Fiscal Year Ended August 31
Christopher M. Starr, Ph.D.	2006	51,346	-	250,000	39
Chief Executive	2005	N/A	N/A	N/A	N/A
Officer, President and Director	2004	N/A	N/A	N/A	N/A
Kim R. Tsuchimoto, C.P.A.	2006	66,204	-	250,000	252
Chief Financial Officer,	2005	N/A	N/A	N/A	N/A
Secretary and Treasurer	2004	N/A	N/A	N/A	N/A
Todd C. Zankel, Ph.D.	2006	45,577	-	250,000	39
Chief Scientific Officer	2005	N/A	N/A	N/A	N/A
	2004	N/A	N/A	N/A	N/A

(1)      Dr. Starr’s compensation for the period from September 8, 2005 (inception) to August 31, 2006, was based on his hire date of May 1, 2006. Ms. Tsuchimoto commenced part-time employment with the Company on February 1, 2006, and became full-time on May 1, 2006. Dr. Zankel was hired on May 15, 2006.

(2) All Other Compensation includes premiums paid for life insurance benefits.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our Directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our Board of Directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options and cash bonuses may be awarded at the determination and discretion of our Board of Directors.

On May 12, 2006, we adopted our 2006 Equity Incentive Plan, which provides for the granting of stock options to acquire up to 6,000,000 shares of our common stock. These stock options may be granted to directors, officers, employees and consultants.

Stock Option Grants in Last Fiscal Year

The following table sets forth information regarding options granted to each executive officer listed in the Summary Compensation Table during the period from May 25, 2006 to August 31, 2006. We did not grant any stock appreciation rights.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name	Number of Shares of Common Stock Underlying Options Granted (#)	% of Total Options Granted to Employees in the Period from May 25, 2006 to August 31, 2006 (1)	Exercise Price Per Share ($/share)	Expiration Date	5% ($)	10% ($)	First Exercisable
Christopher M. Starr, Ph.D.	250,000	27.8	0.66	5/25/15	79,334	224,061	11/26/2006
Kim R. Tsuchimoto, C.P.A.	250,000	27.8	0.60	5/25/15	94,334	239,061	11/26/2006
Todd C. Zankel, Ph.D.	250,000	27.8	0.66	5/25/15	79,334	224,061	11/26/2006

(1) Based on 900,000 options granted during the period from May 25, 2006 to August 31, 2006.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. The actual stock price over the option term could be substantially more or less than the assumed 5% and 10% levels included in the table. Unless the market price of the Company’s common stock appreciates over the option period, no value will be realized from the option grants made to the Named Executive Officers. The potential realizable value is calculated by assuming that the closing price per share on the date of grant ($0.60) appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. The potential realizable value computation is net of the applicable exercise price, but does not take into account applicable federal or state income tax consequences and other expenses of option exercises. The values shown do not consider non-transferability or termination of the options upon termination of such employee’s employment.

Aggregated Option Exercises and Fiscal Year-End Values.

The following table sets forth information with respect to each of our executive officers named in the Summary Compensation Table concerning the exercise of stock options during the period from May 25, 2006 to August 31, 2006 and the number of shares subject to unexercised stock options held at the close of such period. No stock appreciation rights were exercised during the period, and no stock appreciation rights were outstanding at the close of such period.

In the following table, “Value Realized” is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the “Value of Unexercised In-The-Money Options” is based the closing selling price per share at the close on August 31, 2006 of $0.60 less the exercise price payable per share. Options are “In-the-Money” if the fair market value of the underlying shares exceeds the exercise price of the option. As of August 31, 2006, no options for Named Executive Officers were in the money.

					Value of
			Number of Shares		Unexercised
			of Common Stock		In-the-Money
			Underlying Unexercised		Options at
	Shares	Value	Options at		August 31, 2006
	Acquired on	Realized	August 31, 2006		Exercisable	Unexercisable
Name	Exercise (#)	($)	Exercisable	Unexercisable	($)	($)
Christopher M. Starr, Ph.D.	-	-	-	250,000	-	-
Kim R. Tsuchimoto, C.P.A.	-	-	-	250,000	-	-
Todd C. Zankel, Ph.D.	-	-	-	250,000	-	-

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

Drs. Starr and Zankel and Ms. Tsuchimoto entered into employment agreements with our wholly owned subsidiary, Raptor Pharmaceutical Inc. in May 2006. Each employment agreement has an initial term of three years commencing on May 1, 2006 in the case of Dr. Starr and Ms. Tsuchimoto and May 15, 2006 in the case of Dr. Zankel, and will automatically renew for additional one year periods unless either party under such agreement notifies the other that the term will not be extended. Under their agreements, each officer is entitled to an annual salary ($150,000 each for Drs. Starr and Zankel and $160,000 for Ms. Tsuchimoto) and stock options to purchase 250,000 shares of our common stock, which vests over three years with a six month cliff vest. Officers’ annual salaries are subject to annual review and potential increase by our Board of Directors. In addition, they are each eligible to receive annual bonuses in cash or stock options as awarded by our Board of Directors, at its discretion.

If any officer’s employment is constructively terminated or terminated by us without cause, including in the event of a change of control then the officer will be entitled to continue to receive his or her base salary, bonuses and other benefits for a period of 12 months from the date of termination. For further detail please refer to the officers’ respective employment agreements filed as exhibits 10.5, 10.6 and 10.7 to the Current Report on Form 8-K, which was filed with the SEC on May 26, 2006.

	Annual Salary Rate as of May 2006	Annual Bonus	Initial Grant of Right to Purchase Equity Securities	Original Agreement Termination Date
Name of Executive Officer
Christopher M. Starr, Ph.D. Chief Executive Officer and Director	$150,000	Annual bonus, payable in cash and/or stock.	Options to purchase up to 250,000 of the Company’s common stock at a purchase price of $0.66 per share.	April 30, 2009

Kim R. Tsuchimoto, C.P.A. Chief Financial Officer, Secretary and Treasurer	$160,000	Annual bonus, payable in cash and/or stock	Options to purchase up to 250,000 of the Company’s common stock at a purchase price of $0.60 per share.	April 30, 2009

Todd C. Zankel, Ph.D. Chief Scientific Officer	$150,000	Annual bonus, payable in cash and/or stock	Options to purchase up to 250,000 of the Company’s common stock at a purchase price of $0.66 per share.	May 14, 2009

The Company has entered into indemnification agreements with each of our executive officers and Directors. This indemnification agreement requires us, among other things, to indemnify our executive officers and Directors against liabilities that may arise by reason of their status or performance of their duties as executive officers or Directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. For a description of other transactions between us and our officers and Directors, see “Interest of Insiders in Material Transactions.”

Section 162(m)

The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to its executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executives.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of August 31, 2006 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of August 31, 2006	Weighted-average exercise price of outstanding options, warrants and rights as of August 31, 2006	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of August 31, 2006
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,488,400	$0.6156	3,511,600
Equity compensation plans not previously approved by security holders	0	0	0
Total	2,488,400	$0.6156	3,511,600

Interest of Insiders in Material Transactions

During the period from May 25, 2006 to August 31, 2006, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeds $60,000 and in which any Director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than: (i) compensation agreements and other arrangements, which are described elsewhere in this proxy statement; and (ii) the transactions described below.

Transactions with Directors, Executive Officers and 5% Stockholders

Pursuant to the terms of our Share Purchase Agreement, we issued to each of Drs. Starr and Zankel (our Chief Executive Officer and our Chief Scientific Officer, respectively) 3,000,000 shares of our common stock and to Erich Sager (one of our directors) 1,000,000 shares of our common stock. Mr. Sager purchased his shares pursuant to a promissory note when we were a privately held company in February 2006 in the amount of $100,000 plus accrued interest at 8% per annum. Mr. Sager repaid $50,000 of the note on February 8, 2006, another $50,000 on March 9, 2006 and $373 of accrued interest on April 11, 2006. Drs. Starr and Zankel and Mr. Sager did not own any shares of common stock of the public company in which we merged on May 25, 2006 at the time when the Share Purchase Agreement was first approved and executed.

AUDIT COMMITTEE REPORT

Our Audit Committee reviews our financial reporting process on behalf of the Board. Our executive officers have the primary responsibility for the financial statements and the reporting process, including the system of internal financial controls.

In November 2006, the Audit Committee met and held discussions with management and our independent registered public accounting firm regarding their review of our audited consolidated financial statements for the period from September 8, 2005 (inception) to August 31, 2006. Our management represented to our Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. Our Audit Committee discussed with our independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

In addition, our Audit Committee has received from Burr, Pilger & Mayer LLP the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent registered public accounting firm, the firm’s independence from us and our management.

Our Audit Committee discussed with our management and our independent registered public accounting firm the overall scope and results of our annual audit. Our Audit Committee met with our independent registered public accounting firm, with and without our management present, to discuss the results of their examination, the evaluations of our internal financial controls, and the overall quality of our financial reporting.

In reliance on the review and discussion referred to above, our Audit Committee recommended to our Board, and our Board has approved, that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the period from September 8, 2005 (inception) to August 31, 2006, for filing with the SEC. Our Audit Committee and our Board also have recommended the selection of Burr, Pilger & Mayer LLP as our independent registered public accounting firm for the year ending August 31, 2007.

Respectfully submitted on December 22, 2006 by the members of the Audit Committee of the Board of Directors:

Submitted by the Audit Committee of
the Board of Directors,
/s/ Raymond W. Anderson
Raymond W. Anderson, Chair
Erich Sager

CERTAIN TRANSACTIONS

Indemnification Agreements

In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, we have entered into separate indemnification agreements with each of our officers and directors. These agreements contain provisions that may require us, among other things, to indemnify our officers and directors against liabilities that may arise because of their status or service as officers or directors, except for liabilities arising from willful misconduct of a culpable nature, advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and obtain officers’ and directors’ liability insurance if it is maintained for other officers and directors. These agreements do not require us to indemnify our directors and officers in situations where:

•       The remuneration rendered against our officer or director is determined by final judgment or other final adjudication that such remuneration was in violation of law;

•       A judgment is rendered against the director or officer for an accounting of profits made from the purchase or sale of our securities under the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory laws;

•       The officer’s or director’s conduct is adjudged to have been knowingly fraudulent or deliberately dishonest, or constitutes willful misconduct; or

•	A court determines that indemnification under the circumstances is not lawful.

OTHER MATTERS

Our Board of Directors knows of no other business that will be presented at the 2007 Annual Meeting. If any other business is properly brought before the 2007 Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board of Directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

IMPORTANT NOTE

It is important that the proxies be returned promptly and that your shares are represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope. A copy of our Annual Report on Form 10-KSB, for the period from September 8, 2005 (inception) to August 31, 2006 has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the 2007 Annual Meeting. This Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

We have filed our Annual Report on Form 10-KSB for the period from September 8, 2005 (inception) to August 31, 2006 with the SEC. You may obtain, free of charge, a copy of our Form 10-KSB by writing to Kim Tsuchimoto, Secretary, Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949.

By Order of the Board of Directors,
/s/ Christopher M. Starr
Christopher M. Starr, Ph.D
Chief Executive Officer, President and Director

Dated:  December 22, 2006

Novato, California

RAPTOR PHARMACEUTICALS CORP.

Audit Committee Charter

I.	Purpose of Audit Committee of Raptor Pharmaceuticals Corp. (the “Corporation”)

The purpose of the Audit Committee (the “Committee”) is to:

1.	Assist the Board of Directors of the Corporation (the “Board”) in fulfilling its oversight responsibilities relating to:
(a)

the quality and integrity of the Corporation’s financial statements, financial reporting process and systems of internal controls and disclosure controls regarding risk management, finance, accounting, and legal and regulatory compliance; and

(b)	the independence and qualifications of the Corporation’s independent accountants and review of the audit efforts of the Corporation’s independent accountants and internal auditing department.
2.	Provide an open avenue of communication between the internal auditing department, the independent accountants, the Corporation’s financial and senior management and the Board.
3.	Prepare the Committee report required pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Corporation’s annual proxy statement.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section 0 below of this Audit Committee Charter (this “Charter”).

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Corporation’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles, accounting standards, or applicable laws and regulations. This is the responsibility of management of the Corporation, the Corporation’s internal auditing department and the Corporation’s independent accountants. Because the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the internal auditing department, and the Corporation’s independent accountants and the integrity and accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the independent accountants.

II.	Composition

The Committee shall be composed of at least one director and if the Corporation has independent Board members, the majority of whom shall, in the judgment of the Board, meet (i) the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934 (the "1934 Act") and any other rules and regulations promulgated by the SEC thereunder; (ii) the independence requirements of the rules of any stock exchange upon which the Company’s securities are listed (the "Exchange Rules") for audit committee members as in effect from time to time. One or more members of the Committee shall be, in the judgment of the Board, an "audit committee financial expert," as such term is defined in Rule 309 of the 1934 Act and the rules and regulations promulgated by the SEC thereunder, and be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement as required by the Exchange Rules.

III.	Authority

The Committee shall have the authority to (i) retain (at the Corporation’s expense) its own legal counsel, accountants and other consultants that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities; (ii) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities; and (iii) take whatever actions that it deems appropriate to foster an internal culture that is committed to maintaining quality financial reporting, sound business risk practices and ethical behavior within the Corporation. In addition, the Committee shall have the authority to request any officer, director or employee of the Corporation, the Corporation’s outside legal counsel and the independent accountants to meet with the Committee and any of its advisors and to respond to their inquiries. The Committee shall have full access to the books, records and facilities of the Corporation in carrying out its responsibilities. Finally, the Board shall adopt resolutions which provide for appropriate funding, as determined by the Committee, for (i) services provided by the independent accountants in rendering or issuing an audit report, (ii) services provided by any advisor employed by the Committee which it believes, in its sole discretion, are needed to carry out its duties and responsibilities, or (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

The Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged (including resolution of disagreements between the Corporation’s management and the independent accountants regarding financial reporting) for the purpose of preparing and issuing an audit report or performing other audit, review or attest services for the Corporation.

The independent accountants shall submit to the Corporation annually a formal written statement delineating all relationships between the independent accountants and the Corporation and its subsidiaries, addressing the non-audit services provided to the Corporation or its subsidiaries and the matters set forth in Independence Standards Board Standard No. 1.

The independent accountants shall submit to the Corporation annually a formal written statement of the fees billed for each of the following categories of services rendered by the independent accountants: (i) the audit of the Corporation’s annual financial statements for the most recent fiscal year and any reviews of the financial statements; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the independent accountants for the most recent fiscal years, in the aggregate and by each service.

IV.	Appointing Members

The members of the Committee shall be appointed or re-appointed by the Board on an annual basis. Each member of the Committee shall continue to be a member thereof until such member’s successor is appointed, unless such member shall resign or be removed by the Board or such member shall cease to be a director of the Corporation. Where a vacancy occurs at any time in the membership of the Committee, it may be filled by the Board and shall be filled by the Board if the membership of the

Committee is less than three directors as a result of the vacancy or the Committee no longer has a member who is an “audit committee financial expert” as a result of the vacancy.

V.	Chairperson

The Board, or in the event of its failure to do so, the members of the Committee, must appoint a chairperson from the members of the Committee (the “Chairperson”). If the Chairperson of the Committee is not present at any meeting of the Committee, an acting Chairperson for the meeting shall be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chairperson shall refer the matter to the Board. The Committee shall also appoint a secretary who need not be a director. All requests for information from the Corporation or the independent accountants shall be made through the Chairperson.

VI.	Meetings

The time and place of meetings of the Committee and the procedure at such meetings shall be determined from time to time by the members thereof provided that:

1.	A quorum for meetings shall be two members, present in person or by telephone or other telecommunication device that permit all persons participating in the meeting to speak and hear each other.
2.	The Committee shall meet at least quarterly (or more frequently as circumstances dictate).
3.

Notice of the time and place of every meeting shall be given in writing or facsimile communication to each member of the Committee and the external auditors of the Corporation at least 48 hours prior to the time of such meeting.

While the Committee is expected to communicate regularly with management, the Committee shall exercise a high degree of independence in establishing its meeting agenda and in carrying out its responsibilities. The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

VII.	Specific Duties

In meeting its responsibilities, the Committee is expected to:

1.

Select the independent accountants, considering independence and effectiveness, approve all audit and non-audit services in advance of the provision of such services and the fees and other compensation to be paid to the independent accountants, and oversee the services rendered by the independent accountants (including the resolution of disagreements between management and the independent accountants regarding preparation of financial statements) for the purpose of preparing or issuing an audit report or related work, and the independent accountants shall report directly to the Committee.

2.

Review the performance of the independent accountants, including the lead partner of the independent accountants, and, in its sole discretion, approve any proposed discharge of the independent accountants when circumstances warrant, and appoint any new independent accountants.

3.

Periodically review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation to determine the independence of the independent accountants, including a review of service fees for audit and non-audit services.

4.

Inquire of management and the independent accountants and evaluate the effectiveness of the Corporation's process for assessing significant risks or exposures and the steps management has taken to monitor, control and minimize such risks to the Corporation. Obtain annually, in writing, the letters of the independent accountants as to the adequacy of such controls.

5.	Consider, in consultation with the independent accountants, the audit scope and plan of the independent accountants.
6.	Review with the independent accountants the coordination of audit effort to assure completeness of coverage, and the effective use of audit resources.
7.	Consider and review with the independent accountants, out of the presence of management:
(a)	the adequacy of the Corporation's internal controls and disclosure controls including the adequacy of computerized information systems and security;
(b)	the truthfulness and accuracy of the Corporation's financial statements; and
(c)	any related significant findings and recommendations of the independent accountants together with management's responses thereto.
8.	Following completion of the annual audit, review with management and the independent accountants:
(a)	the Corporation's annual financial statements and related footnotes;
(b)	the independent accountants' audit of the financial statements and the report thereon;
(c)	any significant changes required in the independent accountants' audit plan; and
(d)	other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.
9.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

10.

Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11.

In consultation with the independent accountants, review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements, including management's responses.

12.	Consider and review with management:
(a)	significant findings during the year and management's responses thereto; and
(b)	any changes required in the planned scope of their audit plan.
13.

Review filings with the SEC and other regulatory authorities having jurisdiction and other published documents containing the Corporation's financial statements, including any certification, report, opinion or review rendered by the independent accountants, or any press releases announcing earnings (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles) and all financial information and earnings guidance intended to be provided to analysts and the public or to rating agencies, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

14.

Prepare and include in the Corporation's annual proxy statement or other filings of the SEC and other regulatory authorities having jurisdiction any report from the Committee or other disclosures as required by applicable laws and regulations.

15.

Review with management the adequacy of the insurance and fidelity bond coverages, reported contingent liabilities, and management's assessment of contingency planning. Review management's plans regarding any changes in accounting practices or policies and the financial impact of such changes, any major areas in management's judgment that have a significant effect upon the financial statements of the Corporation, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Corporation.

16.	Review with management and the independent accountants each annual, quarterly and other periodic report prior to its filing with the SEC or other regulators or prior to the release of earnings.
17.

Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

18.

Establish, review and update periodically a Code of Ethics and Business Conduct for employees, officers and directors of the Corporation and ensure that management has established a system to enforce this Code of Ethics and Business Conduct.

19.	Review management's monitoring of the Corporation's compliance with the Corporation's Code of Ethics and Business Conduct.
20.

Review, with the Corporation's counsel, any legal, tax or regulatory matter that may have a material impact on the Corporation's financial statements, operations, related Corporation compliance policies, and programs and reports received from regulators.

21.	Evaluate and review with management the Corporation's guidelines and policies governing the process of risk assessment and risk management.
22.	Consider questions of possible conflicts of interest of Board members and of the corporate officers and approve in advance all related party transactions.
23.	Provide advice on changes in Board compensation.
24.	Meet with the independent accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.
25.	Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.
26.

Maintain, review and update the procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, as set forth in Annex A attached to this Charter.

27.	Review and update this Charter periodically and recommend any proposed changes to the Board for approval, in accordance with the requirements of the 1934 Act and Exchange Rules.
28.	Perform such other functions consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee deems necessary or appropriate.

ANNEX A

PROCEDURES FOR THE SUBMISSION OF

COMPLAINTS AND CONCERNS REGARDING

ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR

AUDITING MATTERS

1.

Raptor Pharmaceuticals Corp. (the “Corporation”) has designated its Audit Committee of its Board of Directors (the “Committee”) to be responsible for administering these procedures for the receipt, retention, and treatment of complaints received by the Corporation or the Committee directly regarding accounting, internal accounting controls, or auditing matters.

2.

Any employee of the Corporation may on a confidential and anonymous basis submit concerns regarding questionable accounting controls or auditing matters to the Committee by setting forth such concerns by telephoning Raptor’s confidential anonymous whistle blower hotline, which is provided to each employee upon hire.

3.	Any complaints received by the Corporation that are submitted as set forth herein will be forwarded directly to the Committee and will be treated as confidential.
4.

At each meeting of the Committee, or any special meetings called by the Chairperson of the Committee, the members of the Committee will review and consider any complaints or concerns submitted by employees as set forth herein and take any action it deems necessary in order to respond thereto.

5.	All complaints and concerns submitted as set forth herein will be retained by the Committee for a period of seven (7) years.

RAPTOR PHARMACEUTICALS CORP.

PROXY

Annual Meeting of Stockholders, February 7, 2007

This Proxy is Solicited on Behalf of the Board of Directors of

Raptor Pharmaceuticals Corp.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held February 7, 2007 and the accompanying Proxy Statement and appoints Christopher M. Starr, Ph.D. and Kim R. Tsuchimoto, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Raptor Pharmaceuticals Corp.  (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at 9 Commercial Blvd., Suite 200, Novato, CA 94949 on Wednesday, February 7, 2007 at 10:00 a.m.  Pacific Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Please detach and return in the envelope provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect three directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified.		2. To ratify the appointment of Burr, Pilger & Mayer LLP as independent registered public accounting firm of the Company for the fiscal year ending August 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐	FOR ALL NOMINEES	.

3.    In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the Annual Meeting.

This Proxy when properly executed will be vote as specified above.  If no specification is made, this Proxy will be voted “FOR” the election of the directors listed at left and “For” the other listed proposals.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)	o Christopher M. Starr, Ph.D
o Raymond W. Anderson
o Erich Sager
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

To change your address on your account, please check the box at the right and indicate your new address in the address space above.

Please note that changes to the registered name(s) on the
account may not be submitted via this method.

			☐		Please check here if you plan to attend the meeting. ☐

		Date:			Date:
Signature of Stockholder			Signature of Stockholder

Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.